UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 10, 2008 (September 5, 2008)

IAS ENERGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21255	91-1063549
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

240 – 11780 HAMMERSMITH WAY
RICHMOND, BRITISH COLUMBIA V7A 5E9, CANADA
(Address of principal executive offices)

(604) 278-5996
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

4.01	Changes in Registrant’s Certifying Accountant

(a) On September 5, 2008, the Board of Directors of IAS Energy, Inc. (the “Company”) dismissed Smythe Ratcliffe LLP as the Company’s independent registered public accounting firm.

Smythe Ratcliffe LLP’s audit report of the Company’s financial statements for each of the years ended April 30, 2008 and 2007 included language expressing substantial doubt as to the Company’s ability to continue as a going concern. The audit report contained no other adverse adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

As such,, in connection with these audits of the fiscal years ended April 30, 2008 and 2007, there were no disagreements between the Company and Smythe Ratcliffe LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Smythe Ratcliffe LLP’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection in their reports on the financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-B, as relied upon during the period of their audit reports, occurred during the years ended April 30, 2008 and 2007.

The Company has provided Smythe Ratcliffe LLP with a copy of the foregoing disclosure, and requested that Smythe Ratcliffe furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed, as Exhibit 16.1 to this Form 8-K, a copy of the letter from Smythe Ratliffe LLP, dated September 10, 2008, stating their agreement with such statements, as required by Item 304(a)(3) of Regulation S-B..

(b) On September 5, 2008, the Board of Directors of the Company engaged the accounting firm of James Stafford, Chartered Accountants and appointed it as the Company’s new independent registered public accounting firm, effective September 5, 2008.

During the two most recent fiscal years ended April 30, 2008 and 2007 prior to the engagement of James Stafford, Chartered Accountants, the Company did not consult with James Stafford, Chartered Accountants with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, James Stafford, Chartered Accountants have not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

The decision to change principal auditors and the engagement of the new principal auditor was recommended and approved by the Company's Board of Directors.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c)	SHELL COMPANY TRANSACTIONS. Not applicable.

(d)	EXHIBITS.

	Exhibit No.	Description

	16.1	Letter of Smythe Ratcliffe LLP regarding change in independent registered public accounting firm.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 10, 2008	IAS Energy, Inc.

	By:	/s/ James Vandeberg
James Vandeberg, Chief Operating Officer,
and Chief Financial Officer